Exhibit 99.2 Second Quarter 2019 Results Conference Call August 6, 2019

Forward-Looking Statements and Non-GAAP Financial Measures This presentation includes information that may constitute “forward-looking statements,” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future, not past, events and often address our expected future growth, plans and performance or forecasts. These forward-looking statements are often identified by the use of words such as “anticipate,” “believe,” “designed,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “will,” or “would,” and similar expressions or variations, although not all forward-looking statements contain these identifying words. Such forward-looking statements are based on management’s current expectations about future events as of the date hereof and involve many risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Subsequent events and developments, including actual results or changes in our assumptions, may cause our views to change. We do not undertake to update our forward- looking statements except to the extent required by applicable law. Readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements. Our actual results and outcomes could differ materially from those included in these forward-looking statements as a result of various factors, including but not limited to, our ability to integrate the Intermedix business as planned and to realize the expected benefits from the acquisition, our ability to successfully deliver on our commitments to Intermountain and Ascension, our ability to deploy new business as planned, our ability to successfully implement new technologies, fluctuations in our results of operations and cash flows, and the factors discussed under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and any other periodic reports that the Company files with the Securities and Exchange Commission. This presentation includes the following non-GAAP financial measures: Adjusted EBITDA and net debt. Please refer to the Appendix located at the end of this presentation for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure. 2

Q2 2019 Financial Highlights ▪ Revenue of $295.0 million, up $87.1 million and 41.9% compared to the same period last year ▪ GAAP net loss of $5.2 million, compared to net loss of $2.9 million in the same period last year ▪ Adjusted EBITDA of $40.6 million, up $31.4 million compared to the same period last year ▪ 2019 Outlook Updated to: • Revenue of between $1,150 million and $1,250 million • GAAP operating income of $45 million to $65 million • Adjusted EBITDA of $155 to $165 million 3

Operational Highlights and Additional Commentary 1. Commercial Update • Anticipate closing out 2019 with at least $3 billion in new NPR on an end-to-end basis inclusive of Quorum • Increased market momentum, manifested in an increase in opportunities we are invited to participate in • Continue to make structural investments to position the company for further growth 2. Physician Group Solution • Being deployed at Ascension Medical Group, Intermountain and AMITA; Early results are encouraging with double- digit declines in A/R; Broader market launch expect in the fall • Physician aggregators and groups of more than 25 physicians are also attractive target markets. Non-acute footprint today spans: • Over 27,000 providers across more than 80 specialties • $7 billion in NPR under management • 30 million patient encounters • Vendors serving these sub-markets have limited scale and tend to be specialty-focused. We can bring an extensive set of capabilities to this market, including: • Technology architecture integrated across the physician and acute environments • A dedicated physician team within our deployment function • Sophisticated analytics capabilities • Contract pricing aligned with customer performance 4

Operational Highlights and Additional Commentary (continued) 4. Digital Transformation Office (DTO) • Robotic Process Automation (RPA) • Launched four automations into production in Q2, expected to remove more than 500,000 manual touches annually • Ten additional automations in various phases of development • Early results are in line with performance expectations • Collectively, we now have the equivalent capacity of 700-1,000 FTEs in our digital workforce, automating 10 million manual tasks on an annual basis • PX Platform • Expanding from inpatient setting into the Emergency Department and walk-in setting 2. Execution on our Contracted Book of Business • Across our Operating Partner customers (excluding Quorum), we have: • Transitioned 90% of work that can be performed from centralized locations • Rationalized 78% of targeted third-party vendor spend • Implemented the R1 technology stack at 85% of customer sites 5

2Q’19 non-GAAP Results – Q/Q and Y/Y Comparison ($ in millions) 2Q’19 1Q’19 2Q’18 Key change driver(s) • Q/Q: Continued onboarding of Revenue $295.0 $275.9 $207.9 Presence/AMITA and AMG • Y/Y: New customers and Intermedix • Q/Q: Presence/AMITA onboarding costs Adjusted Cost of Services $232.5 $223.5 $181.1 • Y/Y: New customer onboarding costs and Intermedix • Q/Q: Investments in corporate IT and HR infrastructure Adjusted SG&A expense $21.9 $19.0 $17.8 • Y/Y: Growth in Sales & Marketing, corporate IT and HR infrastructure • Q/Q: Progression along profitability curve at customers onboarded over the past two years Adjusted EBITDA $40.6 $33.4 $9.2 • Y/Y: Improved profitability at customers and contribution from Intermedix 6

Financial Outlook $m 2019 2020 Revenue 1,150 – 1,250 1,250 – 1,400 GAAP Operating Income 45 – 65 140 – 170 Adjusted EBITDA 155 – 165 235 – 260 $m Contracted Growth1 Revenue 1,250 – 1,300 1,300 – 1,400 Adjusted EBITDA 245 – 260 235 – 245 Note: Adjusted EBITDA is a non-GAAP measure, please refer to the Appendix for a reconciliation of non-GAAP financial measures. 7 Note1: Growth scenario assumes addition of new $3B in NPR under management in mid-2019 and mid-2020.

Appendix 8

Use of Non-GAAP Financial Measures ▪ In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial performance measures, including adjusted EBITDA. Adjusted EBITDA is defined as GAAP net income before net interest income/expense, income tax provision, depreciation and amortization expense, share-based compensation expense, expense arising from debt extinguishment, strategic initiatives costs, transitioned employee restructuring expense, digital transformation office expenses, facility exit costs, and certain other items. Net debt is defined as debt less cash and cash equivalents, inclusive of restricted cash. ▪ Our board of directors and management team use adjusted EBITDA as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation programs for employees. ▪ A reconciliation of GAAP net income to non-GAAP adjusted EBITDA, GAAP operating income guidance to non-GAAP adjusted EBITDA guidance, and debt to net debt is provided in this appendix. ▪ Adjusted EBITDA and net debt should be considered in addition to, but not as a substitute for, the information presented in accordance with GAAP. 9

Reconciliation of GAAP to non-GAAP Financials $ in millions Reconciliation of GAAP Net Income (Loss) to non-GAAP Adjusted EBITDA Reconciliation of GAAP Cost of Services to Non-GAAP Cost of Services Reconciliation of GAAP Selling, General and Administrative to Non-GAAP Selling, General and Administrative Note (1): Other costs are comprised of strategic initiatives costs, transitioned employee restructuring expense, Digital Transformation 10 Office (DTO) expenses, facility exit costs, and certain other costs.

Reconciliation of GAAP to non-GAAP Financials $ in millions Reconciliation of GAAP Operating Income Guidance to non-GAAP Adjusted EBITDA Guidance Reconciliation of Net Debt 11